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     HIGH-TEMPERATURE SUPERCONDUCTOR THIN-FILM MANUFACTURING ALLIANCE
                              AGREEMENT

This Agreement for the formation of a High-Temperature Superconductor Thin-Film Manufacturing Alliance ("this Agreement") is made by and between the undersigned parties who agree as follows:

OBJECTIVE
The objective of this Alliance is to i) develop cost-effective manufacturing technologies for yttrium-barium-copper-oxide (YBCO) high temperature superconductor (HTS) thin films for rf applications, ii) establish industry standards for substrates, films and testing, and iii) provide second-sourcing and technology transfer between the companies.

CLASSES OF MEMBERSHIP
The membership of the Alliance shall consist of three classes of members:
Principal Members, Associate Members and Technical Members. As used herein, the term "Members" shall apply to all classes of membership unless otherwise indicated.

PRINCIPAL MEMBERS
The initial Principal Members of the Alliance are Conductus, Inc. ("Conductus") and Superconductor Technologies Inc. ("STI"). Subject to any restrictions imposed in connection with a project (e.g., the ARPA Agreement), the Executive Committee (as hereinafter defined) may decide to add additional Principal Members. Principal Members shall have voting representation on the Executive Committee and the Project Management Committee.

ASSOCIATE MEMBERS
Upon their execution of this Agreement, the initial Associate Members of the Alliance will be Stanford University ("Stanford"), and Georgia Tech Research Corporation ("Georgia Tech"). Subject to any restrictions imposed in connection with a project (e.g., the ARPA Agreement), the Executive Committee may decide to add additional Associate Members. Associate Members shall be non-voting participants on the Executive Committee and have voting representation on the Project Management Committee.

TECHNICAL MEMBERS
Upon their execution of this Agreement, the initial Technical Members of the Alliance will be Microelectronic Control and Sensing Incorporated, IBIS, Focused Research and BDM Federal. Subject to any restrictions imposed in connection with a project (e.g., the ARPA Agreement), the Executive Committee may decide to add additional Technical Members. Technical Members shall be non-voting participants on the Project Management Committee.

ADMINISTRATION

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There will be an Executive Committee and a Project Management Committee.

THE EXECUTIVE COMMITTEE
Each Principal Member will designate one person as its voting representative on the Executive Committee. Each Associate Member may designate one person as its non-voting attendee at meetings of the Executive Committee . Each voting representative is authorized to make binding decisions for the Member it represents. The Executive Committee is empowered to select Authorized Projects and determine all policy, business, financial and legal issues of the Alliance. The Executive Committee will consider recommendations of the Project Management Committee and make final decisions on technical issues. This Agreement can be amended by and only by the decision of the Executive Committee. Decisions of the Executive Committee must be passed by unanimous written vote of the voting representatives except as provided in the Withdrawal, Breach and Agreement/Program Termination Section, and will be binding on all Members.

THE PROJECT MANAGEMENT COMMITTEE
Each Principal and each Associate Member will designate one person as a voting member of the Project Management Committee. The Project Management Committee will develop and manage the technical projects which will meet the Objective of the Alliance as determined by the Executive Committee. The Project Management Committee will consider technical issues, provide guidance and propose direction to the Executive Committee on technical matters . Any
such projects are subject to approval of the Executive Committee.   Each
Technical Member may designate one person to attend meetings of the Project Management Committee and advise on issues related to their technical responsibilities on Authorized Projects.

AUTHORIZED SIGNATURE MEMBER
Under the ARPA Agreement one Principal Member will be authorized by the others to negotiate with the government and by its signature commit the Alliance. This Member will be called the "Authorized Signature Member." The Authorized Signature Member will only make commitments for the Alliance as approved by the Executive Committee.

The Authorized Signature Member will also submit bills to the government and will be the communication contact with the government agency for the ARPA contract.

For the specific case of the ARPA Agreement, Conductus is designated as the Authorized Signature Member for the first twelve months of the ARPA Agreement and each Member authorizes Conductus to represent the Members in connection with the ARPA Agreement consistent with the direction provided by the Executive Committee.

ACCOUNTING LIABILITY AND INDEMNIFICATION
No Principal Member will have the right to audit the financial accounts of the others. Each Principal Member will be responsible and liable for its own accounting and auditing responsibilities and will indemnify and hold harmless the other Principal Members for and against any and all liability arising out of its accounting and auditing.

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AUTHORIZED PROJECTS
The Executive Committee will designate which projects will be Authorized Projects to meet the Objective under this Agreement

As the initial Authorized Project, each Member commits to use its diligent effort to perform the tasks assigned to it under the proposal titled "HTS Thin-Film Manufacturing Alliance: Intelligent Manufacturing of High Temperature Superconductor Thin Films" which was submitted to Department of Defense Advanced Research Projects Agency (ARPA) in response to ARPA BAA 94042 on September 21, 1994 (attached as Appendix A) and the Award which will become Appendix B when executed by the Department of Defense and any additional terms of the prime award as flowed down to the collaborators under sub-contracts or lower tier contracts. These documents will be referred to as the "ARPA Agreement."

The Executive Committee may decide to add additional Authorized Projects from time to time as it sees fit.

INTELLECTUAL PROPERTY OWNERSHIP, LICENSING AND ROYALTIES
"Technology" means inventions, creations, processes, mask works, works of authorship, software or know-how and improvements thereto, whether or not patentable or copyrightable, conceived, developed or reduced to practice in the course of performance of identified tasks assigned to any Member. The identified tasks shall be those tasks (i) agreed to by the Member in the Statement of Work of the ARPA Agreement, (ii) agreed to in writing by the Member with other Members of the Alliance, or (iii) assigned in writing to the Member by the Executive Committee. Each Member shall own the title to any Technology created solely by its employees or agents. Jointly developed Technology shall be jointly owned. Intellectual property rights to Technology developed by Members of the Alliance shall be as set forth herein.

Inventions which have been reduced to practice by a Member prior to the effective date of this Agreement or have been conceived and reduced to practice by a Member independent of this Agreement are excluded from Technology and no rights or privileges are granted other Members under this Agreement.

Each sole or joint Owner of any Technology has sole or joint ownership of and unrestricted rights to fully exploit that Technology and, subject to the following, may grant licenses without the consent of any other Owners.

Members who are not Owners will have non-exclusive, irrevocable, worldwide, paid-up licenses with no right to sublicense to make, have made, use, sell and have sold products incorporating such Technology.

Such licenses and the rights of Owners and nonowners are subject, in the case of Technology developed under the ARPA Agreement, to the Government rights as specified in Appendix B.

Joint Owners of Technology shall mutually agree whether to obtain, maintain, enforce or defend intellectual property rights in such Technology and to share income from licensing such Technology. Each such Owner will execute any necessary documents

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reasonably requested for the purpose of obtaining and maintaining rights to the Technology. With respect to enforcement, it is expected that expenses incurred in taking such actions will be equally shared by the Owners, but if an Owner declines to bear its share of enforcement expenses, its ownership and rights will not be affected except that such Owner will not be entitled to any proceeds of an action to enforce such intellectual property rights if it did not share the expenses of the enforcement action. However, such Owner will still be entitled to receive its share of royalties to the extent that the royalties are not for infringements litigated in the enforcement action.

Any Technology conceived but not reduced to practice by a Member who is withdrawing from this Agreement or whose participation in this Agreement has been terminated shall report such Technology to the Executive Committee. Members shall have ninety (90) days after notification of the Executive Committee in which to exercise rights to further support research under this Agreement directed to reduction to practice of such Technology. If such rights are exercised, Members shall be entitled to all of the rights to the Technology of Members and/or Owners, as applicable, under this Section as if the Technology had been conceived and reduced to practice under this Agreement. If such rights are not exercised, the withdrawing Member who is an Owner of such Technology shall have no further obligations to Members in relation to such Technology.

WITHDRAWAL, BREACH AND AGREEMENT/PROGRAM TERMINATION
Any Member may voluntarily withdraw and cease being a Member of the Alliance upon three (3) months prior written notice to the other Members, subject to any restrictions on withdrawal imposed in connection with a project (e.g., the ARPA Agreement requires that any withdrawal be approved by the Administrator defined in the ARPA Agreement document in Appendix B). A withdrawn Member shall retain any licenses it obtained prior to withdrawal and will continue to have all rights and obligations of an Owner hereunder with respect to Technology of which it is an Owner.

If a Member materially breaches obligations under this Agreement and does not cure such breach within 60 days of notice, the Executive Committee may, by vote of all Principal Members except the representative of the breaching Member, terminate that Member's participation in this Agreement. Such termination will have the same effect as withdrawal by the breaching Member.

CONFIDENTIALITY

The Members agree that all business, technical and financial information disclosed by a Member in connection with activity under this Agreement, except Technology, is deemed "Proprietary Information" of such Member. Such Proprietary Information will be in writing and designated as Proprietary Information. A receiving Member will hold in confidence and not use or disclose any Proprietary Information to any third party or another Member for a period of 3 years from initial disclosure hereunder.

Notwithstanding the foregoing, a receiving Member shall not be restricted with respect to information which:

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     (a)  is or has become lawfully publicly available without restriction through no fault of the receiving Member or its employees or agents;
          or

     (b) is received without restriction from a third party lawfully in possession of such information and lawfully empowered to disclose such information; or

     (c) was rightfully in the receiving Member's possession without restriction prior to its disclosure by the other Member; or

     (d) is developed by employees of the receiving Member independently of another Member's confidential information.

     (e) is required to be disclosed under the order of a court of competent jurisdiction.

Any proprietary information exchanged by the Members hereunder shall be identified by the furnishing Member as such by (i) appropriate stamp or marking on the documents exchanged, or (ii) written notice of any other disclosures made under prior assertion of proprietorship.

Members shall have an unrestricted right to publish the results of their own Project Research and technology in scientific publications or through other means of publication. In order to protect other Member's Proprietary Information and/or allow for the timely filing of patent applications, a copy of the manuscript shall be submitted to each Member of the Project Management Committee for review and comment thirty (30) days prior to submission of the manuscript to a publisher. Should a Member wish to file a patent application that it has the right to file, the proposed publication may be delayed for an additional sixty (60) days, the total delay not to exceed ninety (90) days from submission of the manuscript to the Project Management Committee. At the request of a Member, its Proprietary Information shall be deleted from any publication.

Except as reasonably necessary in connection with the exercise of rights described or granted in this Agreement, no Member will disclose or publish non-public Technology which is not owned by that member, except as authorized by the Executive Committee.

A withdrawn Member will continue to be obligated by the terms of this Confidentiality section.

INDEPENDENT CONTRACTORS; NO SEPARATE ENTITY
This Agreement does not create any new entity or any partnership or similar relationship between all or any of the parties. Notwithstanding the Authorized Signature Member's authority regarding the ARPA Agreement, no Member or group of Members is the agent or has the right to bind or create any obligation on behalf of any other Member and no Member will take any action, make any assertion or create any implication to the contrary. In addition, the Authorized Signature Member will not be considered the prime contractor and will not represent itself as the prime contractor. All members will represent themselves as equal participants under the ARPA Agreement.

TERM OF THE AGREEMENT

(a) This Agreement and the Alliance shall continue from the execution date of this Agreement for a period of three years, unless terminated earlier under any provision of

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section (b) hereof or under the Termination Provisions of this Agreement.  It may be renewed at any time prior to the expiration of the term of this Agreement by letter agreement signed by all members of the Executive
Committee at that time.

(b)   This Agreement shall terminate if:

      (i)     disapproved by the Attorney General or the Federal Trade
              Commission;

      (ii)    the funding of the Statement of Work is terminated by ARPA;

      (iii)   funding is not provided by ARPA by September 30, 1995.

In the event of termination of the ARPA Agreement for any reason, this agreement shall remain in full force until the Executive Committee specifies that all business matters between the Members have been properly settled and closed out.

DISCLAIMER OF WARRANTY
THE MEMBERS DISCLAIM ANY EXPRESS OR IMPLIED WARRANTIES, INCLUDING WITHOUT LIMITATION A WARRANTY AGAINST INFRINGEMENT OF INTELLECTUAL PROPERTY RIGHTS, THE IMPLIED WARRANTIES FOR MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE, TO EACH OTHER, TO ANY AGENCY, AND TO THIRD PARTIES FOR ACTIONS, OMISSIONS, PRODUCTS, NONCONFORMITIES, DEFECTS, LIABILITIES, OR INFRINGEMENT ARISING OUT OF THE ACTIVITIES OF THE ALLIANCE. The Members are bound to each other and to ARPA entering into an agreement with the Alliance by a duty of only good faith and "reasonable efforts" research in achieving the goals of the Alliance. Joint and several liability will not attach to the Members of the Alliance so that no Member is responsible for the actions of another Member but is responsible only for those tasks assigned to it and to which it agrees in the ARPA Agreement. THE MEMBERS FURTHER DISCLAIM ANY LIABILITY FOR CONSEQUENTIAL, INDIRECT, OR SPECIAL DAMAGES. IN NO EVENT SHALL A MEMBER'S LIABILITY UNDER THIS AGREEMENT EXCEED THE FUNDING IT HAS RECEIVED UP TO THE TIME OF INCURRING SUCH LIABILITY. Any Member may waive any right, breach or default which such Member has the right to waive, provided that such waiver shall not be effective against the waiving Member unless it is in writing, is signed by such Member, and specifically refers to these Articles. No waiver of any breach of any agreement or provision herein contained shall be deemed a waiver of any preceding or succeeding breach thereof nor of any other agreement or provision herein contained. Nothing contained herein shall constitute a release of any Party for claims of infringement of the intellectual property rights of the Members.

GENERAL PROVISIONS
Any notice, report, approval or consent required or permitted hereunder shall be in writing and will be deemed to have been duly given if delivered personally or mailed by first-class, registered or certified US mail, postage prepaid to the respective addresses of the Members as set forth in the Notification section of this Agreement or such other address as modified by a Member by giving the other Members ten (10) business days written notice.

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If any provision of this Agreement shall be adjudged by any court of competent jurisdiction to be unenforceable or invalid, that provision shall be limited or eliminated to the minimum extent necessary so that this Agreement shall otherwise remain in full force and effect and enforceable.

This Agreement shall be deemed to have been made in, and shall be construed pursuant to the laws of the United States.

This Agreement and the rights and obligations hereunder are not transferable or assignable without the prior written consent of the Members, except that any Member may assign this Agreement without consent to a successor to substantially all its business or assets and the Georgia Tech Research Corporation my assign this Agreement to the Georgia Institute of Technology.

ENTIRE AGREEMENT
Unless otherwise specified, this Agreement embodies the entire understanding among the parties, and any prior or contemporaneous representations, either oral or written, are hereby superseded. Notwithstanding any other provision herein, no amendments or changes to this Agreement, including without limitation, changes in the statement of work, total estimated cost, and period of performance, shall be effective unless made in writing and signed by authorized representatives of the parties.

NOTIFICATION
All communications with respect to this document will be sent to the following representative of each Principal Member:

Conductus:

Name:     William J. Tamblyn

Title:    Vice President and Chief Financial Officer

Address:  Conductus, 969 West Maude Avenue, Sunnyvale, CA 94086

STI:

Name:     Boo J.L. Nilsson

Title:    Director of Operations

Address: Superconductor Technologies, Inc., 460 Ward Drive, Suite F, Santa Barbara, CA 93111-2310

EFFECTIVE DATE
This Agreement is effective when signed by each Principal Member. All other Members shall become Members on the date executed by any such Member.

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PRINCIPAL MEMBER SIGNATURES
The parties hereto have executed this Agreement with intent to be bound thereby and each is a duly authorized officer or representative of his/her organization.

Conductus:

Signature:   /S/                       Date: 11/17/95
          ----------------------------      ---------
Name:     William J. Tamblyn
Title:    Vice President and Chief Financial Officer
Address:  Conductus, 969 West Maude Avenue, Sunnyvale, CA 94086


Superconducting Technologies, Inc.:

Signature: /S/                         Date: 11/14/95
          ----------------------------      ---------
Name:     James G. Evans, Jr.
Title:    Vice President and Chief Financial Officer
Address: Superconductor Technologies, Inc., 460 Ward Drive, Suite F, Santa Barbara, CA 93111-2310

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ASSOCIATE MEMBERSHIP SIGNATURES
Associate Members shall become parties to this Agreement upon execution of the Agreement as authorized by the Executive Committee.

The parties hereto have executed this Agreement with intent to be bound thereby and each is a duly authorized officer or representative of his/her organization.

Stanford University:

Signature: /S/                         Date: 1/9/95
          ----------------------------      --------

Name:     Lillie Ryans-Culclager
Title:    Senior Contract Officer
Address:  Edward L. Ginzton Laboratory
          Stanford, CA 94035-4085

Accepted by:      /S/
            --------------------------
            William J. Tamblyn

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Georgia Research Corporation:

Signature: /S/                         Date: 10/25/95
          ----------------------------      ---------

Name:     David B. Bridges

Title:    Asst. to VP/Gen.Mgr.

Address:  400 Tenth Street
          Atlanta, GA 30332-0420

Accepted by:  /S/
            --------------------------
            William J. Tamblyn


Signature:  /S/                        Date: 10/25/95
          ----------------------------      ---------

Name:     J.W. Dees

Title:    Asst. Secretary

Address:  400 Tenth Street
          Atlanta, GA 30332-0420

Accepted by:  /S/
            --------------------------
            William J. Tamblyn

APPROVED AS TO LEGAL FORM
/S/ Gail Gunnells
- -----------------


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TECHNICAL MEMBERSHIP SIGNATURES
Technical Members shall become parties to this Agreement upon execution of the Agreement as authorized by the Executive Committee.

The parties hereto have executed this Agreement with intent to be bound thereby and each is a duly authorized officer or representative of his/her organization.

COMPANY: Microelectronic Control and Sensing Incorporated

Signature:  /S/                        Date: 12/22/95
          ----------------------------      ---------

Name:     Charles Schaper

Title:    President

Address:  950 High School Way #3327
          Mountain View, CA 94041

Accepted by:  /S/
            --------------------------
            William J. Tamblyn


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COMPANY: IBIS
Signature:  /S/                        Date: 12/29/95
          ----------------------------      ---------

Name:     John Busch

Title:    President

Address:  55 William Street, Suite 220
          Wellesley, MA 02181-4403

Accepted by:  /S/
            --------------------------
            William J. Tamblyn

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COMPANY: Focused Research

Signature:  /S/                        Date: 1/3/96
          ----------------------------      -------

Name:     Timothy Day
Title:    Vice President
Address:  2630 Walsh Avenue
          Santa Clara, CA  95051

Accepted by:  /S/
            --------------------------
            William J. Tamblyn

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COMPANY: BDM Federal

Signature:                             Date:
          ----------------------------      -------
Name:

Title:

Address:   4001 N. Fairfax Drive, Suite 750
           Arlington, VA 22203-1714

Accepted by:
            --------------------------

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